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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: July 30, 2003


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Michigan                            0-17000                              38-2799780
 (State or other jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
         incorporation)


  101 North Pine River Street, Ithaca, Michigan                 48847
     (address of principal executive offices)                 (ZIP Code)


       Registrant's telephone number, including area code: (989) 875-4144



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                    Information to be Included In the Report

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit

99.1     Press release dated July 28, 2003

ITEM 9. REGULATION FD DISCLOSURE.

On July 28, 2003, Commercial National Financial Corporation issued a press release announcing results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2003                COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                           (Registrant)

                                           By: /s/ Patrick G. Duffy
                                              ----------------------------------
                                              Patrick G. Duffy
                                              Executive Vice President
                                              and Chief Financial Officer





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                                  EXHIBIT INDEX



99.1     Press Release dated July 28, 2003